UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2015

Diplomat Pharmacy, Inc.

(Exact Name of Registrant as Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	001-36677 (Commission File Number)	38-2063100 (IRS Employer Identification No.)

4100 S. Saginaw St.

Flint, Michigan 48507

(Address of Principal Executive Offices)  (Zip Code)

(888) 720-4450

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                        Entry into a Material Definitive Agreement.

Acquisition

On June 19, 2015, Diplomat Pharmacy, Inc., a Michigan corporation (the “Company”), completed the acquisition of all of the outstanding equity interests of Burman’s Apothecary, L.L.C., a Pennsylvania limited liability company (d/b/a/ Burman’s Specialty Pharmacy, “Burman’s”), pursuant to the terms of that certain Membership Interest Purchase Agreement (the “Purchase Agreement”), dated as of June 19, 2015, by and among the Company, Burman’s, certain direct and indirect equityholders of Burman’s (the “Sellers”), and certain of Burman’s wholly owned subsidiaries.

The purchase price consisted of (i) $72.8 million in cash, reduced by Burman’s outstanding debt and certain transaction expenses (the “Closing Cash Consideration”), and (ii) $10.0 million of the Company’s common stock, or 253,036 shares of Company’s common stock based on a per share price of $39.52 (the “Stock Consideration”).  The Closing Cash Consideration was funded with cash on hand and borrowings under the Company’s credit facility.

The Closing Cash Consideration is subject to a post-closing adjustment for net working capital, indebtedness, cash and Sellers’ expenses.  In addition, $5.0 million of the Closing Cash Consideration will be held in escrow for up to 18 months to fund indemnity obligations of the Sellers.

The holders of the Stock Consideration are restricted from selling the common stock as follows: no sales for six months after the closing date; sales of up to 33% of the Stock Consideration between six and 12 months after the closing date; sales of up to 66% of the Stock Consideration (including any sales in the earlier period) between 12 and 18 months after the Closing; and no restrictions thereafter.

The Purchase Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters.  Any indemnification claims by the Company may be satisfied by setting off the amount of such claims against the Closing Cash Consideration held in escrow.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby is qualified in its entirety by reference to the Purchase Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference.

The representations and warranties in the Purchase Agreement were made for the purposes of allocating contractual risk between the parties thereto and as of the specified dates noted therein.  Further, such representations and warranties may have been qualified by certain disclosures between the parties and a contractual standard of materiality different from those generally applicable to shareholders, among other limitations. The Company’s shareholders are not third party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or of Burman’s.

Consent to Acquisition

On June 19, 2015, General Electric Capital Corporation, as agent and as lender, certain lenders party to the Second Amended and Restated Credit Agreement, dated April 1, 2015 (the “Credit Agreement”), the Company and the other credit parties party thereto executed a Consent to Acquisition (the “Consent”).  Under the Consent, General Electric Capital Corporation and the other lenders party thereto agreed to (i) waive compliance with certain provisions of the permitted acquisition provisions in the Credit Agreement, and thereby allow the Company to acquire Burman’s and (ii) consent to an amendment of the limitation on liens covenant in the Credit Agreement with respect to certain liens in favor of AmerisourceBergen Drug Corporation or its affiliates.  The foregoing summary of the Consent is qualified in its entirety by reference to the Consent attached hereto as Exhibit 10.1 and incorporated herein by reference.

Joinder

On June 19, 2015, Burman’s and its wholly owned subsidiaries entered into that certain Joinder Agreement to Guaranty and Security Agreement and Credit Agreement (the “Joinder”), as accepted and agreed by the Company and General Electric Capital Corporation, as agent.  The Joinder provides that Burman’s and such subsidiaries are each joined as a credit party under the Credit Agreement and joins Burman’s and such subsidiaries as grantors and guarantors under the Second Amended and Restated Guaranty and Security Agreement, dated April 1, 2015, by the Company and each other grantor party thereto in favor of General Electric Capital Corporation, as agent.  The foregoing summary of the Joinder is qualified in its entirety by reference to the Joinder attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 2.01                        Completion of Acquisition or Disposition of Assets.

The information set forth under “Acquisition” in Item 1.01 above is incorporated herein by reference.

Item 3.02                        Unregistered Sales of Equity Securities.

The information set forth under “Acquisition” in Item 1.01 above is incorporated herein by reference.

The 253,036 shares of common stock of the Company issued to the Sellers in connection with the Burman’s acquisition were issued and sold pursuant to exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D promulgated thereunder by the Securities and Exchange Commission.

Item 7.01                        Regulation FD Disclosure.

On June 19, 2015, the Company announced that it had completed the acquisition of Burman’s, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                        Financial Statements and Exhibits.

(a)         Financial Statements of Businesses Acquired

The financial statements with respect to the acquisition reported in Item 2.01 of this report will be filed by an amendment to this report no later than 71 calendar days from the date this report was required to be filed.

(b)         Pro Forma Financial Information

The pro forma financial information with respect to the acquisition reported in Item 2.01 of this report will be filed by an amendment to this report no later than 71 calendar days from the date this report was required to be filed.

(d)         Exhibits

No.	Description
2.1	Membership Interest Purchase Agreement, dated June 19, 2015, by and among Diplomat Pharmacy, Inc., Burman’s Apothecary, L.L.C., and the other parties named therein

10.1

Consent to Acquisition, dated June 19, 2015, by and among Diplomat Pharmacy, Inc., the other credit parties party thereto, General Electric Capital Corporation, as agent and as lender, and the other lenders party thereto

10.2

Joinder Agreement to Guaranty and Security Agreement and Credit Agreement, dated June 19, 2015, by and among Burman’s Apothecary, L.L.C. and its wholly owned subsidiaries and accepted and agreed by Diplomat Pharmacy, Inc. and General Electric Capital Corporation, as agent

99.1	Company press release dated June 19, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diplomat Pharmacy, Inc.

By:	/s/ Sean M. Whelan
Sean M. Whelan
Chief Financial Officer

Date: June 22, 2015

EXHIBIT INDEX

No.	Description
2.1	Membership Interest Purchase Agreement, dated June 19, 2015, by and among Diplomat Pharmacy, Inc., Burman’s Apothecary, L.L.C., and the other parties named therein

10.1

Consent to Acquisition, dated June 19, 2015, by and among Diplomat Pharmacy, Inc., the other credit parties party thereto, General Electric Capital Corporation, as agent and as lender, and the other lenders party thereto

10.2

Joinder Agreement to Guaranty and Security Agreement and Credit Agreement, dated June 19, 2015, by and among Burman’s Apothecary, L.L.C. and its wholly owned subsidiaries and accepted and agreed by Diplomat Pharmacy, Inc. and General Electric Capital Corporation, as agent

99.1	Company press release dated June 19, 2015